Filed pursuant to Rule 497(e)
File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

Supplement to RS Large Cap Value VIP Series Prospectus Dated May 1, 2007, and
Statement of Additional Information Dated May 1, 2007 (as revised September 21, 2007)

RS Large Cap Value VIP Series

Effective November 1, 2007, the Fund’s advisory fee rate was reduced to an annual rate of 0.78% of the Fund’s average daily net assets. The Fund’s Annual Fund Operating Expenses table is amended and restated in its entirety as follows:

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)

Class I Shares	0.78%	None	0.14%	0.92%

(1)	“Management Fees” and “Other Expenses” have been restated to reflect current fees.

(2)

An expense limitation with respect to the Series’ Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Series in effect through December 31, 2009, to limit the Series’ Total Annual Fund Operating Expenses (excluding interest expense associated with securities lending) to 0.98% of the average daily net assets of the Series. RS Investments may terminate the limitation for the Series after December 31, 2009.

The Fund’s Example of Annual Fund Operating Expenses table is amended and restated in its entirety as follows:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years

Class I Shares	$97	$302	$524	$1,162

Effective November 1, 2007, UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has the right to receive sub-advisory fees from RS Investment Management Co. LLC (“RS Investments”) with respect to RS Large Cap Value VIP Series at an annual rate of 0.38% of the Fund’s average daily net assets and references in the Statement of Additional Information to the sub-advisory fee rate paid by RS Investments to UBS Global AM in respect of RS Large Cap Value VIP Series are hereby amended accordingly.

November 16, 2007

Filed pursuant to Rule 497(e)
 File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

Supplement to The Information Age VIP Series® Prospectus Dated May 1, 2007, and
Statement of Additional Information Dated May 1, 2007 (as revised September 21, 2007)

The Information Age VIP Series®

Effective January 15, 2008, the name of The Information Age VIP Series® will be changed to “RS Technology VIP Series” and the Series’ “Principal Investment Strategies” and “Principal Investments” sections in the prospectus will be amended and restated in their entirety as follows:

Principal Investment Strategies

The Series invests principally in technology companies. RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether the company has experienced strong revenue growth;

•                  whether the company appears to have a strong competitive position;

•                  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

RS Investments currently intends to focus the Series’ investments in companies it considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet. The Series may also invest in other types of companies within the technology sector. The following examples illustrate the wide range of products and services provided by technology companies in which RS Investments currently intends to invest:

•                  computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

•                  telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

•                  e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

•                  medical products and services developed or provided through or using the Internet;

•                  multimedia products and services;

•                  information services, outsourcing, and data processing;

•                  dissemination of market, economic, and financial information.

A particular company will be considered to be in the technology sector if, at the time of investment, at least 50% of the company’s assets, gross income, or net profits are, in RS Investments’ judgment, committed to, or derived from, industries in the technology sector. A company will also be considered to be in the technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Series if, for example, in RS Investments’ judgment:

•                  the price of the security appears high relative to the company’s prospects;

•                  the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Series, RS Investments may purchase, sell, or continue to hold an investment for the Series whenever it believes that doing so may benefit the Series or on the basis that of any of the factors described above or any other factors it may at its discretion consider. In recent periods, the Series has frequently held a substantial portion of its assets in cash and cash equivalents. The Series may, but will not necessarily, do so in the future.

Principal Investments

The Series invests principally in equity securities. The Series normally invests at least 80% of its net assets in technology companies. The Series may invest in companies of any size. Under current market conditions, the Series will normally invest most of its assets in small-and mid-cap companies, although its portfolio will likely also include investments in a number of large-capitalization companies. The Series typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

November 16, 2007